FIRST AMENDMENT AGREEMENT

     FIRST AMENDMENT AGREEMENT (this "Agreement"), dated as of December 10, 1996 (the "Effective Date"), among National Consumer Cooperative Bank, a banking corporation organized under the laws of the United States which does business as the National Cooperative Bank (the "Company"), and each of the institutions signatory hereto (collectively, the "Noteholders").

     WHEREAS, the Company, Lutheran Brotherhood, AUSA Life Insurance Company, Inc., International Life Investors Insurance Company and The Canada Life Assurance Company have entered into those separate Note Purchase Agreements (as in effect prior to the effectiveness of this Agreement, collectively the "Existing Agreement," and, as amended by this Agreement, collectively the "Amended Agreement"), each dated as of December 16, 1994, pursuant to which the Company sold:

          (a)   its 8.84% Senior Notes due March 31, 2000 (the
     "Series A Notes"), in the aggregate principal amount of Thirteen Million Dollars ($13,000,000);

          (b)  its 8.85% Senior Notes due March 31, 2000 (the
     "Series B Notes"), in the aggregate principal amount of Seven Million Dollars ($7,000,000); and

          (c)  its Senior Notes due March 31, 2000 (the "Series C
     Notes"; the Series A Notes, the Series B Notes and the
     Series C Notes are referred to herein collectively as the "Notes"), in the aggregate principal amount of Twelve
     Million Dollars ($12,000,000);

     WHEREAS, the undersigned Noteholders hold one or more of the Series A Notes;

     WHEREAS, the Company and the Noteholders desire to amend and modify certain provisions of the Existing Agreement; and

     WHEREAS, the capitalized terms used herein and not defined herein shall have the respective meanings ascribed to them in the Existing Agreement.

     NOW THEREFORE, upon the full and complete satisfaction of the conditions precedent to the effectiveness of this Agreement set forth in Section 2 hereof, and for good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

     1.       Amendment to Section 7.8 of the Existing
          Agreement.

     Section 7.8 of the Existing Agreement is hereby amended by amending and restating in its entirety clause (a) of Section 7.8 to read in its entirety as follows:

     "(a) Consolidated Debt to exceed eight hundred fifty percent
(850%) of Consolidated Adjusted Net Worth until the earlier of

          (i)  December 24, 1997 or

          (ii) the prepayment in full of the Company's 8.18% Amended and Restated Series A Senior Notes Due June 24, 1997 and 8.32% Amended and Restated Series B Senior Notes Due December 24, 1997, issued pursuant to those certain separate Assumption Agreement and Amended and Restated Senior Note Agreement, each dated as of December 1, 1993, by and among the Company, Equitable Variable Life Insurance Company, The Equitable Life Assurance Society of the United States, Mellon Bank, N.A., as trustee for First Plaza Group Trust, Principal Mutual Life Insurance Company, IDS Certificate Company, SAFECO Life Insurance Company, Phoenix Home Life Mutual Insurance Company, Provident Mutual Life Insurance Company of Philadelphia, Provident Mutual Life and Annuity Company of America, Mutual Service Life Insurance Company and Lutheran Brotherhood,

after which time the Company shall not at any time permit
Consolidated Debt to exceed one thousand percent (1000%) of Consolidated Adjusted Net Worth; or"

     2. Effectiveness. The provisions of Section 1 of this Agreement shall become effective and binding upon the parties hereto on the Effective Date upon the satisfaction in full of each of the following conditions:

     a. the Company and each Noteholder shall have executed and delivered a counterpart of this Agreement;
          and

     b. the Company shall have paid in full all costs, expenses and charges (including, without limitation, all fees and out-of-pocket expenses of Hebb & Gitlin, special counsel to the Noteholders) incurred on or prior to the date hereof, directly or indirectly, by each Noteholder in connection with the preparation, review and implementation of this Agreement.

Upon the effectiveness of this Agreement, on and after the date hereof, each reference in the Existing Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import, and each reference in the Notes, shall mean and be a reference to the Existing Agreement as amended hereby.

     3.       Duplicate Originals; Execution in Counterpart.
          Two or more duplicate originals of this Agreement may be signed by the parties hereto, each of which shall be an original but all of which together shall constitute one and the same instrument. This Agreement may be executed in one or more counterparts and shall be effective when at least one counterpart shall have been executed by each party hereto, and each set of counterparts which, collectively, show execution by each party hereto shall constitute one duplicate original.

     4. Limitation of Amendment. The terms of this Agreement shall not operate as or constitute a waiver by the Noteholders of, or otherwise prejudice, the Noteholders' rights, remedies or powers under the Existing Agreement or any of the Notes or under applicable law. Except as expressly provided herein,

          (a)  no other terms and provisions of the Existing
     Agreement are modified or changed by this Agreement, and

          (b) the terms and provisions of the Existing Agreement shall continue in full force and effect.

The Company hereby acknowledges, confirms, reaffirms and ratifies all of its obligations and duties under the Amended Agreement and the Notes.

     5.       Governing Law.  THIS AGREEMENT SHALL BE GOVERNED
          BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE
          INTERNAL LAWS OF THE STATE OF NEW YORK.


 [Remainder of page intentionally blank.  Next page is signature page.]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their authorized officers as of the date first above written.


NATIONAL CONSUMER COOPERATIVE BANK



By

Name:
Title:


AUSA LIFE INSURANCE COMPANY, INC., successor in interest to International Life Investors Insurance Company



By_______________________________________
     Name:
     Title:



THE CANADA LIFE ASSURANCE COMPANY



By_______________________________________
     Name:
     Title:

                    FIRST AMENDMENT AGREEMENT

     FIRST AMENDMENT AGREEMENT (this "Agreement"), dated as of December 10, 1996 (the "Effective Date"), among National Consumer Cooperative Bank, a banking corporation organized under the laws of the United States which does business as the National Cooperative Bank (the "Company"), and Lutheran Brotherhood (the "Noteholder").

     WHEREAS, the Company, Lutheran Brotherhood, AUSA Life Insurance Company, Inc., International Life Investors Insurance Company and The Canada Life Assurance Company have entered into those separate Note Purchase Agreements (as in effect prior to the effectiveness of this Agreement, collectively the "Existing Agreement," and, as amended by this Agreement, collectively the "Amended Agreement"), each dated as of December 16, 1994, pursuant to which the Company sold:

          (a)   its 8.84% Senior Notes due March 31, 2000 (the
     "Series A Notes"), in the aggregate principal amount of Thirteen Million Dollars ($13,000,000);

          (b)  its 8.85% Senior Notes due March 31, 2000 (the
     "Series B Notes"), in the aggregate principal amount of Seven Million Dollars ($7,000,000); and

          (c)  its Senior Notes due March 31, 2000 (the "Series C
     Notes"; the Series A Notes, the Series B Notes and the
     Series C Notes are referred to herein collectively as the "Notes"), in the aggregate principal amount of Twelve
     Million Dollars ($12,000,000);

     WHEREAS, the undersigned Noteholder holds all of the Series
B Notes;

     WHEREAS, the Company and the Noteholder desire to amend and modify certain provisions of the Existing Agreement; and

     WHEREAS, the capitalized terms used herein and not defined herein shall have the respective meanings ascribed to them in the Existing Agreement.

     NOW THEREFORE, upon the full and complete satisfaction of the conditions precedent to the effectiveness of this Agreement set forth in Section 2 hereof, and for good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

     1.       Amendment to Section 7.8 of the Existing
          Agreement.

     Section 7.8 of the Existing Agreement is hereby amended by amending and restating in its entirety clause (a) of Section 7.8 to read in its entirety as follows:

     "(a) Consolidated Debt to exceed eight hundred fifty percent
(850%) of Consolidated Adjusted Net Worth until the earlier of

          (i)  December 24, 1997 or

          (ii) the prepayment in full of the Company's 8.18% Amended and Restated Series A Senior Notes Due June 24, 1997 and 8.32% Amended and Restated Series B Senior Notes Due December 24, 1997, issued pursuant to those certain separate Assumption Agreement and Amended and Restated Senior Note Agreement, each dated as of December 1, 1993, by and among the Company, Equitable Variable Life Insurance Company, The Equitable Life Assurance Society of the United States, Mellon Bank, N.A., as trustee for First Plaza Group Trust, Principal Mutual Life Insurance Company, IDS Certificate Company, SAFECO Life Insurance Company, Phoenix Home Life Mutual Insurance Company, Provident Mutual Life Insurance Company of Philadelphia, Provident Mutual Life and Annuity Company of America, Mutual Service Life Insurance Company and Lutheran Brotherhood,

after which time the Company shall not at any time permit
Consolidated Debt to exceed one thousand percent (1000%) of Consolidated Adjusted Net Worth; or"

     2. Effectiveness. The provisions of Section 1 of this Agreement shall become effective and binding upon the parties hereto on the Effective Date upon the satisfaction in full of each of the following conditions:

     a. the Company and each Noteholder shall have executed and delivered a counterpart of this Agreement;
          and

     b. the Company shall have paid in full all costs, expenses and charges (including, without limitation, all fees and out-of-pocket expenses of Hebb & Gitlin, special counsel to the Noteholder) incurred on or prior to the date hereof, directly or indirectly, by the Noteholder in connection with the preparation, review and implementation of this Agreement.

Upon the effectiveness of this Agreement, on and after the date hereof, each reference in the Existing Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import, and each reference in the Notes, shall mean and be a reference to the Existing Agreement as amended hereby.

     3.       Duplicate Originals; Execution in Counterpart.
          Two or more duplicate originals of this Agreement may be signed by the parties hereto, each of which shall be an original but all of which together shall constitute one and the same instrument. This Agreement may be executed in one or more counterparts and shall be effective when at least one counterpart shall have been executed by each party hereto, and each set of counterparts which, collectively, show execution by each party hereto shall constitute one duplicate original.

     4. Limitation of Amendment. The terms of this Agreement shall not operate as or constitute a waiver by the Noteholder of, or otherwise prejudice, the Noteholder's rights, remedies or powers under the Existing Agreement or any of the Notes or under applicable law. Except as expressly provided herein,

          (a)  no other terms and provisions of the Existing
     Agreement are modified or changed by this Agreement, and

          (b) the terms and provisions of the Existing Agreement shall continue in full force and effect.

The Company hereby acknowledges, confirms, reaffirms and ratifies all of its obligations and duties under the Amended Agreement and the Notes.

     5.       Governing Law.  THIS AGREEMENT SHALL BE GOVERNED
          BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE
          INTERNAL LAWS OF THE STATE OF NEW YORK.


 [Remainder of page intentionally blank.  Next page is signature page.]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their authorized officers as of the date first above written.


NATIONAL CONSUMER COOPERATIVE BANK



By

Name:
Title:



LUTHERAN BROTHERHOOD



By_______________________________________
     Name:
     Title:

                   FIRST AMENDMENT AGREEMENT

     FIRST AMENDMENT AGREEMENT (this "Agreement"), dated as of December 5, 1996 (the "Effective Date"), among National Consumer Cooperative Bank, a banking corporation organized under the laws of the United States which does business as the National Cooperative Bank (the "Company"), and each of the institutions signatory hereto (collectively, the "Noteholders").

     WHEREAS, the Company, Lutheran Brotherhood, AUSA Life Insurance Company, Inc., International Life Investors Insurance Company and The Canada Life Assurance Company have entered into those separate Note Purchase Agreements (as in effect prior to the effectiveness of this Agreement, collectively the "Existing Agreement," and, as amended by this Agreement, collectively the "Amended Agreement"), each dated as of December 16, 1994, pursuant to which the Company sold:

          (a)   its 8.84% Senior Notes due March 31, 2000 (the
     "Series A Notes"), in the aggregate principal amount of Thirteen Million Dollars ($13,000,000);

          (b)  its 8.85% Senior Notes due March 31, 2000 (the
     "Series B Notes"), in the aggregate principal amount of Seven Million Dollars ($7,000,000); and

          (c)  its Senior Notes due March 31, 2000 (the "Series C
     Notes"; the Series A Notes, the Series B Notes and the
     Series C Notes are referred to herein collectively as the "Notes"), in the aggregate principal amount of Twelve
     Million Dollars ($12,000,000);

     WHEREAS, the undersigned Noteholders hold one or more of the Series C Notes;

     WHEREAS, the Company and the Noteholders desire to amend and modify certain provisions of the Existing Agreement; and

     WHEREAS, the capitalized terms used herein and not defined herein shall have the respective meanings ascribed to them in the Existing Agreement.

     NOW THEREFORE, upon the full and complete satisfaction of the conditions precedent to the effectiveness of this Agreement set forth in Section 2 hereof, and for good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

     1.       Amendment to Section 7.8 of the Existing
          Agreement.

     Section 7.8 of the Existing Agreement is hereby amended by amending and restating in its entirety clause (a) of Section 7.8 to read in its entirety as follows:

     "(a) Consolidated Debt to exceed eight hundred fifty percent
(850%) of Consolidated Adjusted Net Worth until the earlier of

          (i)  December 24, 1997 or

          (ii) the prepayment in full of the Company's 8.18% Amended and Restated Series A Senior Notes Due June 24, 1997 and 8.32% Amended and Restated Series B Senior Notes Due December 24, 1997, issued pursuant to those certain separate Assumption Agreement and Amended and Restated Senior Note Agreement, each dated as of December 1, 1993, by and among the Company, Equitable Variable Life Insurance Company, The Equitable Life Assurance Society of the United States, Mellon Bank, N.A., as trustee for First Plaza Group Trust, Principal Mutual Life Insurance Company, IDS Certificate Company, SAFECO Life Insurance Company, Phoenix Home Life Mutual Insurance Company, Provident Mutual Life Insurance Company of Philadelphia, Provident Mutual Life and Annuity Company of America, Mutual Service Life Insurance Company and Lutheran Brotherhood,

after which time the Company shall not at any time permit
Consolidated Debt to exceed one thousand percent (1000%) of Consolidated Adjusted Net Worth; or"

     2. Effectiveness. The provisions of Section 1 of this Agreement shall become effective and binding upon the parties hereto on the Effective Date upon the satisfaction in full of each of the following conditions:

     a. the Company and each Noteholder shall have executed and delivered a counterpart of this Agreement;
          and

     b. the Company shall have paid in full all costs, expenses and charges (including, without limitation, all fees and out-of-pocket expenses of Hebb & Gitlin, special counsel to the Noteholders) incurred on or prior to the date hereof, directly or indirectly, by each Noteholder in connection with the preparation, review and implementation of this Agreement.

Upon the effectiveness of this Agreement, on and after the date hereof, each reference in the Existing Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import, and each reference in the Notes, shall mean and be a reference to the Existing Agreement as amended hereby.

     3.       Duplicate Originals; Execution in Counterpart.
          Two or more duplicate originals of this Agreement may be signed by the parties hereto, each of which shall be an original but all of which together shall constitute one and the same instrument. This Agreement may be executed in one or more counterparts and shall be effective when at least one counterpart shall have been executed by each party hereto, and each set of counterparts which, collectively, show execution by each party hereto shall constitute one duplicate original.

     4. Limitation of Amendment. The terms of this Agreement shall not operate as or constitute a waiver by the Noteholders of, or otherwise prejudice, the Noteholders' rights, remedies or powers under the Existing Agreement or any of the Notes or under applicable law. Except as expressly provided herein,

          (a)  no other terms and provisions of the Existing
     Agreement are modified or changed by this Agreement, and

          (b) the terms and provisions of the Existing Agreement shall continue in full force and effect.

The Company hereby acknowledges, confirms, reaffirms and ratifies all of its obligations and duties under the Amended Agreement and the Notes.

     5.       Governing Law.  THIS AGREEMENT SHALL BE GOVERNED
          BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE
          INTERNAL LAWS OF THE STATE OF NEW YORK.


 [Remainder of page intentionally blank.  Next page is signature page.]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their authorized officers as of the date first above written.

NATIONAL CONSUMER COOPERATIVE BANK


By

Name:
Title:


AUSA LIFE INSURANCE COMPANY, INC.


By_______________________________________
     Name:
     Title:


PFL LIFE INSURANCE COMPANY


By_______________________________________
     Name:
     Title:


THE CANADA LIFE ASSURANCE COMPANY


By_______________________________________
     Name:
     Title:

CANADA LIFE INSURANCE COMPANY OF AMERICA


By_______________________________________
     Name:
     Title:

CANADA LIFE INSURANCE COMPANY OF NEW YORK


By_______________________________________
     Name:
     Title: